Opti-Harvest, Inc.
1999 Avenue of the Stars, Suite 2520
Los Angeles, CA 90067

June 20, 2019

Mr. Nick Booth
8017 Lurline Ave
Winnetka
CA 91306

Re: Payments Relating to Restated Patent Purchase Agreement dated June __, 2018 (the "*Agreement*") between DisperSolar, LLC ("*DisperSolar*") and Opti-Harvest, Inc. ("*Opti-Harvest*").

Dear Nick:

Per our recent discussions, this letter is to confirm our mutual agreement in reference to the following facts:

A. DisperSolar and Opti-Harvest are parties to the Agreement, pursuant to which Opti-Harvest has acquired from DisperSolar certain patent rights ("***Patent Rights***").

B. You, Nick Booth ("***Booth***" or "***you***") are a named inventor, or have otherwise contributed to the inventions claimed by one or more of the Patent Rights.

C. In recognition of your inventorship of, and/or other contributions to the inventions claimed by the Patent Rights, Opti-Harvest desires to provide you with conditional compensation based on Opti-Harvest's revenues derived from its exploitation of the Patent Rights.

In reference to the foregoing, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Opti-Harvest and Booth agree as follows:

1. All capitalized terms used, but not defined in this letter agreement, shall have the meanings set forth in the Agreement, which is attached hereto as Exhibit A.

2. Once Opti-Harvest has paid to DisperSolar an aggregate amount in royalties of $30M under the Agreement, Opti-Harvest will pay to Booth a percentage of all royalties on sales of Covered Products at a rate of 0.25% of Gross Margin until the earlier of (x) such time as Covered Products are not covered by any claims of any Assigned Patent, and (y) the date of the consummation of a Strategic Transaction.

3. Opti-Harvest will pay to Booth a percentage of all License Consideration received by Purchaser on the same terms as payable by Opti-Harvest to DisperSolar under the Agreement, except that the percentages of License Consideration due to Booth shall be as follows:

   (a) 0.4% of all License Consideration received by Opti-Harvest until the date of consummation of a Strategic Transaction;

   (b) 0.2% of the first $50M of the Strategic Transaction Consideration;

   (c) 0.3% of the next $100M of the Strategic Transaction Consideration (i.e. over $50M and up to $150M); and

   (d) 0.4% of Strategic Transaction Consideration over $150M.

To confirm your agreement with this letter, please sign below and return this letter to me.

Sincerely,

Jonathan Destler
CEO
OPTI-HARVEST, INC.

Accepted and Agreed to by:

____
Nick Booth

Date: 7/5/2019

In reference to the foregoing, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Opti-Harvest and Booth agree as follows:

1. All capitalized terms used, but not defined in this letter agreement, shall have the meanings set forth in the Agreement, which is attached hereto as Exhibit A.

2. Once Opti-Harvest has paid to DisperSolar an aggregate amount in royalties of $30M under the Agreement, Opti-Harvest will pay to Booth a percentage of all royalties on sales of Covered Products at a rate of 0.25% of Gross Margin until the earlier of (x) such time as Covered Products are not covered by any claims of any Assigned Patent, and (y) the date of the consummation of a Strategic Transaction.

3. Opti-Harvest will pay to Booth a percentage of all License Consideration received by Purchaser on the same terms as payable by Opti-Harvest to DisperSolar under the Agreement, except that the percentages of License Consideration due to Booth shall be as follows:

   (a) 0.4% of all License Consideration received by Opti-Harvest until the date of consummation of a Strategic Transaction;

   (b) 0.2% of the first $50M of the Strategic Transaction Consideration;

   (c) 0.3% of the next $100M of the Strategic Transaction Consideration (i.e. over $50M and up to $150M); and

   (d) 0.4% of Strategic Transaction Consideration over $150M.

To confirm your agreement with this letter, please sign below and return this letter to me.

Sincerely,

Jonathan Destler
CEO
OPTI-HARVEST, INC.

Accepted and Agreed to by:

____
Nick Booth

Date: 7/5/2019

EXHIBIT A

[ATTACH RESTATED PATENT PURCHASE AGREEMENT]